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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                         OF THE SECURITIES ACT OF 1934

Filed by Registrant [X]

Filed by a Party other than Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          Common Stock
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed

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                                                                  April 30, 2002

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, JUNE 11, 2002

Dear CPA(R):15 Shareholder,

     On Tuesday, June 11, 2002, Corporate Property Associates 15 Incorporated will hold its 2002 annual meeting of shareholders at CPA(R):15's executive offices, 50 Rockefeller Plaza, New York. The meeting will begin at 2:00 p.m.

     We are holding this meeting:

     - To elect six directors for the following year;

     - To transact such other business as may properly come before the meeting.

     Only shareholders who owned stock at the close of business on April 12, 2002 are entitled to vote at the meeting.

     CPA(R):15 mailed this Proxy Statement, proxy, and its Annual Report to its shareholders on or about April 30, 2002.

                                          By Order of the Board of Directors

                                          /s/ SUSAN C. HYDE

                                          SUSAN C. HYDE
                                          Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING, WHETHER OR NOT YOU ATTEND THE MEETING. YOU CAN VOTE YOUR SHARES BY MARKING YOUR VOTES ON THE ENCLOSED PROXY, SIGNING AND DATING IT AND MAILING IT IN THE BUSINESS REPLY ENVELOPE PROVIDED. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR BY INTERNET, BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
                            ------------------------

                                PROXY STATEMENT
                                 APRIL 30, 2002
                            ------------------------

                              QUESTIONS & ANSWERS

WHO IS SOLICITING MY PROXY?

We, the directors of CPA(R):15, are sending you this Proxy Statement and the enclosed proxy.

WHO IS ENTITLED TO VOTE?

Shareholders of CPA(R):15 as of the close of business April 12, 2002 (the Record
Date) are entitled to vote at the annual meeting.

HOW MANY SHARES MAY VOTE?

At the close of business on the record date, April 12, 2002, CPA(R):15 had 7,735,538 shares outstanding and entitled to vote. Every shareholder is entitled to one vote for each share held.

HOW DO I VOTE?

You may vote your shares either by attending the annual meeting or by submitting a proxy by mail, by telephone or on the Internet. To vote by proxy, sign and date the enclosed proxy and return it in the enclosed envelope, or follow the instructions on the enclosed proxy for voting by telephone and Internet. If you return your proxy by mail but fail to mark your voting preference, your shares will be voted FOR each of the nominees. We suggest that you return a proxy even if you plan to attend the meeting.

MAY I REVOKE MY PROXY?

Yes, you may revoke your proxy at any time before the meeting by voting in person, notifying CPA(R):15's secretary in writing, or submitting a new proxy in writing. The mailing address of CPA(R):15 is 50 Rockefeller Plaza, New York, New York 10020. You should mail your notice of revocation of proxy to that address.

WHAT IS A "QUORUM"?

A "quorum" is the presence, either in person or represented by proxy, of a majority of the shares entitled to vote at the meeting. There must be a quorum for the meeting to be held. A nominee must receive the affirmative vote of a majority of the votes cast at the meeting to be elected to the board.

HOW WILL VOTING ON SHAREHOLDER PROPOSALS BE CONDUCTED?

We do not know of other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the annual meeting, your signed proxy gives authority to the persons named in the enclosed proxy to vote your shares on those matters in accordance with their best judgment.

WHO WILL PAY THE COST FOR THIS PROXY SOLICITATION AND HOW MUCH WILL IT COST?

CPA(R):15 will pay the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees of our affiliate, Carey Asset Management Corp., (who will receive no compensation in addition to their regular salaries) to solicit proxies personally and by telephone. Currently, we do not intend to retain a solicitation firm to assist in the solicitation of proxies, but if sufficient proxies are not returned to us, we may retain an outside firm to assist in proxy solicitation for a fee estimated not to exceed $7,500, plus out-of-pocket expenses. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of
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the proxy statement to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING DUE?

We must receive any proposal which a shareholder intends to present at CPA(R):15's 2003 annual meeting no later than December 15, 2002 in order to be included in CPA(R):15's Proxy Statement and form of proxy relating to that meeting.

     CPA(R):15 WILL PROVIDE SHAREHOLDERS, WITHOUT CHARGE, A COPY OF CPA(R):15'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES ATTACHED THERETO, UPON WRITTEN REQUEST TO MS. SUSAN C. HYDE, DIRECTOR OF INVESTOR RELATIONS OF CPA(R):15, AT CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED, 50 ROCKEFELLER PLAZA, NEW YORK, NEW YORK 10020.

                             ELECTION OF DIRECTORS

     At the annual meeting, you and the other shareholders will elect six directors, each to hold office until the next annual meeting of shareholders except in the event of death, resignation or removal. If a nominee is unavailable for election, proxies will be voted for another person nominated by the Board of Directors. Currently, the Board is unaware of any circumstances which would result in a nominee being unavailable. All of the nominees are now members of the Board of Directors.

                      NOMINEES FOR THE BOARD OF DIRECTORS

     The nominees, their ages, the year of election of each of the Board of Directors, their principal occupations during the past five years or more, and directorships of each in public companies in addition to CPA(R):15 are as follows:

WM. POLK CAREY
AGE: 71
DIRECTOR SINCE: 2001

     Mr. Carey serves as Chairman of the Board of CPA(R):15. He has been Chairman and Chief Executive Officer of W. P. Carey & Co., Inc. since 1973, has been active in lease financing since 1959 and a specialist in net leasing of corporate real estate property since 1964. Before founding W. P. Carey & Co., Inc. in 1973, he served as Chairman of the Executive Committee of Hubbard, Westervelt & Mottelay (now Merrill Lynch Hubbard), head of Real Estate and Equipment Financing at Loeb, Rhoades & Co. (now Lehman Brothers), and head of Real Estate and Private Placements, Director of Corporate Finance and Vice Chairman of the Investment Banking Board of duPont Glore Forgan Inc. A graduate of the University of Pennsylvania's Wharton School, Mr. Carey also received a Sc. D. honoris causa from Arizona State University and is a Trustee of The Johns Hopkins University and other educational and philanthropic institutions. He served for many years on the Visiting Committee to the Economics Department of the University of Pennsylvania and co-founded with Dr. Lawrence R. Klein the Economics Research Institute at that University. In the fall of 1999, Mr. Carey was Executive-in-Residence at Harvard Business School. He also serves as Chairman of the Board and Chief Executive Officer of W. P. Carey & Co. LLC, CPA(R):15's advisor, Carey Institutional Properties Incorporated ("CIP(R)"), Corporate Property Associates 12 Incorporated ("CPA(R):12"), Corporate Property Associates 14 Incorporated ("CPA(R):14") and W. P. Carey International LLC, and was Chairman of the Board and Chief Executive Officer of Corporate Property Associates 10 Incorporated ("CPA(R):10") prior to its merger with CIP(R).

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GEORGE E. STODDARD
AGE: 85
DIRECTOR SINCE: 2001

     Mr. Stoddard was, until 1979, officer-in-charge of the Direct Placement Department of The Equitable Life Assurance Society of the United States ("Equitable"), with responsibility for all activities related to Equitable's portfolio of corporate investments acquired through direct negotiation. Mr. Stoddard was associated with Equitable for over 30 years. He holds an A.B. degree from Brigham Young University, an M.B.A. from Harvard Business School and an LL.B. from Fordham University Law School. Mr. Stoddard serves as a Director and Senior Executive Vice President of W. P. Carey & Co. LLC and Chairman of its Investment Committee. Mr. Stoddard is also a director of CIP(R), CPA(R):12 and CPA(R):14, and was a director of CPA(R):10 prior to its merger with CIP(R).

RALPH F. VERNI
AGE: 59
DIRECTOR SINCE: 2001

     Mr. Verni is a private investor and business consultant and is currently serving on several Boards of Directors, including Commonwealth Capital, a venture capital firm and The MacGregor Group, the leading provider of order management systems and FIX network services to institutional investors, and Clarity Capity Ventures II, a private venture capital firm. He also serves on the Advisory Boards of several start-up companies, including Broad Reach Communications. Recently, he served as President, CEO and Director of Redwood Investment Systems, Inc. Redwood is a start-up software firm developed web-based and wireless solutions to help investment professionals tame information overload. Redwood merged into Verilytics, Inc. Prior to Redwood, Mr. Verni was Chairman, President and CEO of State Street Research & Management, MetLife's investment management subsidiary located in Boston. He was also President and CEO of SSRM Holdings, Inc., an asset management company, and Chairman of its subsidiary, SSR Realty. Mr. Verni joined State Street Research in 1992 after serving 10 years as Executive Vice President, Board Member and Chief Investment Officer of The New England Mutual Life Insurance Company. While at The New England, he founded and served as President and Chief Executive Officer of New England Investment Companies, a holding company of over ten money management firms. Prior to joining The New England, he spent sixteen years in a variety of investment management positions at The Equitable. Mr. Verni received a B.A. from Colgate University and an M.B.A. from Columbia University and is a Chartered Financial Analyst. Mr. Verni also serves on the Advisory Committee of the MIT Center For Real Estate, the Board of Trustees of Colgate University, where he also is the Vice-Chairperson of the Endowment Committee, the Boston Economic Club, and the Commercial Club of Boston. Mr. Verni is a director of CIP(R) and CPA(R):12.

WARREN G. WINTRUB
AGE: 68
DIRECTOR SINCE: 2001

     Mr. Wintrub retired in 1992 from Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) after 35 years. Mr. Wintrub was elected a partner in Coopers and Lybrand in 1963, specialized in tax matters and served on that firm's Executive Committee from 1976 to 1988 and as Chairman of its Retirement Committee from 1979 to 1992. Mr. Wintrub holds a B.S. degree from Ohio State University and an LL.B. from Harvard Law School. He currently serves as a director of Chromcraft Revington, Inc. and Getty Realty Co. Mr. Wintrub is also a director of CPA(R):14 and was a director of CPA(R):10 prior to its merger with CIP(R).

FRANCIS X. DIEBOLD
AGE: 42
DIRECTOR SINCE: 2002

     Mr. Diebold joined the Board of Directors in April 2002. Mr. Diebold is a William Polk Carey Professor of Economics, Finance and Statistics at the University of Pennsylvania, where he has been a member of the faculty since 1989. He has also served as a Research Associate at the National Bureau of Economic Research since 1999, and was Director of the Institute for Economic Research from 1999 to 2000. From 1986 to 1989, he served as an economist under Paul Volker and Alan Greenspan at the Board of Governors of the Federal Reserve System in Washington, DC. Mr. Diebold has published extensively and has served on the editorial boards of numerous journals, including Econometrica and Review of Economics and Statistics. He is a Fellow of the Econometric Society and the recipient of several prizes for outstanding teaching. Mr. Diebold has held visiting appointments at several institutions, including Princeton University, the Graduate School of Business at the University of Chicago, and the Stern School of Business at New York University. Mr. Diebold received his B.S. from the Wharton School at the University of Pennsylvania in 1981 and his Ph.D. in 1986, also from the University of Pennsylvania. He also serves as a director of CIP(R) and CPA(R):14.

ELIZABETH P. MUNSON
AGE: 46
DIRECTOR NOMINEE

     Ms. Munson is joining the board of directors of CPA(R):15 for the first time. Ms. Munson is the President of The Rockefeller Trust Company (New York) and The Rockefeller Trust Company (Delaware), joining those companies in June 2001. Ms. Munson is also a Managing Director of Rockefeller & Co., a position she has held since December 2001. Prior to joining Rockefeller, she was a partner in the Private Clients Group of White & Case LLP from January 1993 to June 2001 and an associate there from February 1985. Ms. Munson is also a nominee to the Board of Directors of CPA(R): 12 and CPA(R):14. Ms. Munson serves on the Executive Committee of the Board of Trustees of St. Paul's School, Concord, New Hampshire, a member of Board of Advisors of the Wildlife Conservation Society, Bronx, New York, a member of the Board of Managers and Vice President of Episcopal Social Services, New York, New York and a member of the Board of Directors and President of United Neighbors of East Midtown, New York, New York.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

ANNE R. COOLIDGE
AGE: 33

     Ms. Coolidge, President, joined W. P. Carey & Co. in 1993 as Assistant to the Chairman and was elected to Executive Director in March 2000. Ms. Coolidge founded W. P. Carey & Co.'s London office which she headed from April 1999 to February 2001. She received an AB from Harvard College and an M.B.A. from Columbia University's Graduate School of Business. She also serves on the board of Jetora, Inc., management company to LivingNexus, LLC, a provider of property management software to the real estate industry. Ms. Coolidge was also President of CPA(R):10 prior to its merger with CIP(R).

GORDON F. DUGAN
AGE: 35

     Mr. DuGan, Vice Chairman, currently also serves as President, Chief Acquisitions Officer and Director of W. P. Carey & Co. LLC. Mr. DuGan joined W.
P. Carey & Co. as Assistant to the Chairman in 1988 and in 1995 was elevated to Senior Vice President in the Acquisitions Department. From October 1995 until February 1997, he was Chief Financial Officer of Superconducting Core Technologies, Inc., a Colorado-based wireless communications equipment manufacturer. Mr. DuGan rejoined W. P. Carey & Co. as Deputy Head of Acquisitions in February 1997, was elected to Executive Vice President and Managing Director in June 1997, and was elevated to President in 1999. Mr. DuGan is also Vice Chairman of CIP(R), CPA(R):12, and CPA(R):14 and serves as Trustee of the W. P. Carey Foundation. He also serves on the Board of the New York Pops and is a member of the Young Presidents Organization. Mr. DuGan received his B.S. in Economics from the Wharton School at the University of Pennsylvania.

CLAUDE FERNANDEZ
AGE: 49

     Mr. Fernandez, Managing Director and Chief Accounting Officer, is also Managing Director and Chief Accounting Officer of W. P. Carey & Co. LLC, CIP(R), CPA(R):12 and CPA(R):14, and held the same position with CPA(R):10 prior to its merger with CIP(R). Mr. Fernandez joined W. P. Carey & Co. as Assistant Controller

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in March 1983, was elected Controller in July 1983, a Vice President in April
1986, a First Vice President in April 1987, a Senior Vice President in April 1989 and Executive Vice President in April 1991. Prior to joining W. P. Carey & Co., Mr. Fernandez was associated with Coldwell Banker, Inc. in New York for two years and with Arthur Andersen & Co. in New York for over three years. Mr. Fernandez, a Certified Public Accountant, received a B.S. in Accounting from New York University in 1975 and an M.B.A. in Finance from Columbia University Graduate School of Business in 1981.

STEPHEN H. HAMRICK
AGE: 50

     Mr. Hamrick served for several years as Chairman of the Board of Carey Financial Corporation, a subsidiary of W. P. Carey & Co., and was appointed Managing Director and National Marketing Director of W. P. Carey & Co. in 2001. Prior to joining the firm, he served as CEO of a bank-based investment brokerage business at Wall Street Investor Services. From 1988 until 1994, Mr. Hamrick headed Private Investments for PaineWebber Incorporated, where he was a Senior Vice President and a member of the firm's Management Council, and also served as a Senior Vice President at Cantor Fitzgerald from 1996 to 1998. Mr. Hamrick has served as Chairman of the Securities Industry Association's Direct Investment Committee and as Chairman of the Investment Program Association. He is currently a voting member of both the American Stock Exchange's Committee on Securities, which approves companies to be listed or de-listed on the exchange, as well as the comparable panel at NASDAQ. Mr. Hamrick is also a Director of Duroplas Corporation and the Orbitex Group of Funds. A Certified Financial Planner, Mr. Hamrick received degrees in English and Economics from Duke University.

JOHN J. PARK
AGE: 37

     Mr. Park, Managing Director and Chief Financial Officer, is also a Managing Director and Chief Financial Officer of W. P. Carey & Co. LLC. Mr. Park became a First Vice President of W. P. Carey & Co., Inc. in April 1993 and a Senior Vice President in October 1995. Mr. Park joined W. P. Carey & Co., Inc. as an Investment Analyst in December 1987 and became a Vice President in July 1991. Mr. Park received a B.S. in Chemistry from Massachusetts Institute of Technology in 1986 and an M.B.A. in Finance from the Stern School of New York University in 1991.

EDWARD V. LAPUMA
AGE: 29

     Mr. LaPuma, Managing Director, joined W. P. Carey & Co. as an Assistant to the Chairman in 1994. He established W. P. Carey & Co.'s Institutional Department, which he heads as President of CIP(R). Prior to joining W. P. Carey & Co., Mr. LaPuma was a consultant with the Sol C. Snider Entrepreneurial Center. A magna cum laude graduate of the University of Pennsylvania, Mr. LaPuma received a B.A. in Global Economic Strategies from The College of Arts and Sciences and a B.S. in Economics with a concentration in Finance from the Wharton School. He is a member of the Board of Directors of W. P. Carey International LLC and serves as President of CIP(R). He is also a Trustee for the Rensselaerville Institute.

W. SEAN SOVAK
AGE: 29

     Mr. Sovak, Managing Director -- Operations and Strategy, joined W. P. Carey & Co. as Assistant to the Chairman in 1994. He also serves as Managing Director of Operations and Strategy for W. P. Carey & Co. LLC. He previously served as Executive Director in W. P. Carey & Co.'s Acquisitions Department. Mr. Sovak was graduated summa cum laude from the University of Pennsylvania's Wharton School, where he concentrated in Finance. Mr. Sovak also serves on the Board of the Wharton Club of New York and serves as President of CPA(R):12.

SUSAN C. HYDE
AGE: 33

     Ms. Hyde, Executive Director, serves as Deputy Director of Marketing and Director of Investor Relations of W. P. Carey & Co. LLC. Ms. Hyde joined W. P. Carey & Co. in 1990, became a Vice President in April 1997, Senior Vice President in 2000 and Executive Director in 2002. She graduated from Villanova University in 1990, where she received a B.S. degree in Business Administration with a concentration in marketing and a B.A. degree in English.

MICHAEL D. ROBERTS
AGE: 50

     Mr. Roberts, Executive Director and Controller, was elected Executive Director of W. P. Carey & Co. in 2002. He joined W. P. Carey & Co. in April 1989 as a Second Vice President and Assistant Controller. From August 1980 to February 1983 and from September 1983 to April 1989, he was employed by Coopers & Lybrand (now PricewaterhouseCoopers) and held the position of Audit Manager at the time of his departure. A Certified Public Accountant, Mr. Roberts received a Bachelor of Arts degree in Sociology from Brandeis University and an M.B.A. from Northeastern University.

GORDON J. WHITING
AGE: 36

     Mr. Whiting, Executive Director, joined W. P. Carey & Co. in May 1993 as an Acquisitions Associate. After receiving his M.B.A. from the Columbia University Graduate School of Business where he concentrated in finance, Mr. Whiting rejoined the firm as an Acquisitions officer in June 1994. He was elected Executive Vice President and Portfolio Manager of CPA(R):14 in October 1998, and President of CPA(R):14 in 2000. Mr. Whiting founded an import/export company based in Hong Kong after receiving his B.S. in Business Management and Marketing from Cornell University.

DEBRA E. BIGLER
AGE: 49

     Ms. Bigler is a Senior Vice President and Regional Marketing Director responsible for the south and central United States. Ms. Bigler joined W. P. Carey & Co. in March 1989 as Assistant Marketing Director. Ms. Bigler was employed as a Regional Marketing Associate with E.F. Hutton & Company Inc. from July 1980 to January 1989.

TED G. LAGREID
AGE: 50

     Mr. Lagreid, Senior Vice President and Regional Marketing Director, joined
W. P. Carey & Co. in 1994, and became a First Vice President in April 1998. Mr. Lagreid is Regional Marketing Director responsible for the western United States. Prior to joining the firm, he was employed by the Shurgard Capital Group. He earned a B.A. from the University of Washington, received an M.P.A. from the University of Puget Sound and then spent eight years in the City of Seattle's Department of Community Development. Mr. Lagreid was a commissioner of the City of Oakland, California, having served on its Community and Economic Development Advisory Commission.

DAVID W. MARVIN
AGE: 50

     Mr. Marvin, Senior Vice President and Regional Marketing Director, is also a Senior Vice President of W. P. Carey & Co. LLC. Mr. Marvin joined W. P. Carey & Co. in 1995 as Regional Marketing Director for the northeastern United States. Previously, he spent 15 years at Prudential-Bache and Kidder Peabody, and was National Director of Sales with Cigna Corporation. He is a registered principal with the National Association of Securities Dealers, Inc. Mr. Marvin received his B.A. from the University of Massachusetts at Amherst.

ANTHONY S. MOHL
AGE: 40

     Mr. Mohl is Senior Director of the Paris office. Mr. Mohl joined W. P. Carey & Co. as Assistant to the President in September 1987 after receiving an M.B.A. from the Columbia University Graduate School of Business, became a Second Vice President in January 1990, a Vice President in April 1992 and Senior Vice President in June 1997. Mr. Mohl was employed as an analyst in the strategic planning group of Kurt Salmon Associates after receiving an undergraduate degree from Wesleyan University.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reports as follows with respect to the audit of CPA(R):15's fiscal 2001 audited financial statements.

     The Committee has reviewed and discussed the audited financial statements with the management of CPA(R):15. The directors who serve on the Audit Committee are all "independent" as defined in the New York Stock Exchange listing standards. That is, the Board of Directors has determined that none of us has a relationship to CPA(R):15 that may interfere with our independence from CPA(R):15 and its management.

     The Committee has discussed with the independent auditors, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61. The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the auditors the auditors' independence from CPA(R):15 and, based on review and discussions of CPA(R):15's audited financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2001 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Board of Directors has adopted a formal written charter for the Audit Committee, which is attached as Appendix A.

                                          Submitted by the Audit Committee:

                                          Ralph F. Verni, Chairman
                                          Warren G. Wintrub

AUDIT FEES

     The aggregate fees billed to CPA(R):15 by PricewaterhouseCoopers LLP for professional services rendered for the audit of CPA(R):15's fiscal 2001 financial statements included in the Annual Report on Form 10-K were $15,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No services were performed by, or fees billed for the professional services rendered by, PricewaterhouseCoopers LLP in connection with financial information systems design and implementation projects for the year ended December 31, 2001.

ALL OTHER FEES

     Fees billed for other services rendered by PricewaterhouseCoopers LLP for the year ended December 31, 2001 were $112,000 for audit related services and $7,600 for non-audit related services. Audit related services include SEC registration statement review and the related issuance of comfort letter and consents. Non-audit services include fees for tax compliance and consultation.

     The Audit Committee considered whether the provision of services described above under "All Other Fees" is compatible with maintaining
PricewaterhouseCoopers LLP's independence.

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

                    BOARD MEETINGS AND DIRECTORS' ATTENDANCE

     There were two board meetings held in 2001. No incumbent director attended fewer than 75% of the total number of Board and Audit Committee meetings held in 2001. The Board of Directors of CPA(R):15 does not have a standing nominating or compensation committee.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     CPA(R):15 has no employees. Day-to-day management functions are performed by W. P. Carey & Co. LLC or its affiliates. Please see the section titled "Certain Transactions" for a description of the contractual arrangements between CPA(R):15 and W. P. Carey & Co. LLC.

     During 2001, CPA(R):15 paid no cash compensation to any of its executive officers.

     During 2001, the directors as a group received fees of $33,750. Wm. Polk Carey and George E. Stoddard did not receive compensation for serving as directors.

                       SECURITIES OWNERSHIP BY MANAGEMENT

     "Beneficial Ownership" as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as a representation that any of such shares are in fact beneficially owned by any person. As of the Record Date, CPA(R):15 knows of no shareholder who owns beneficially 5% or more of the outstanding shares.

     The following table shows how many shares of CPA(R):15's common stock the directors and executive officers owned as of April 12, 2002, the Record Date. No director or executive officer beneficially owned more than 1% of the common stock, and directors and executive officers as a group did not own more than 1% of the common stock.

                      DIRECTOR AND OFFICER STOCK OWNERSHIP

                                                                SHARES OF COMMON STOCK
NAME                                                              BENEFICIALLY OWNED
----                                                            ----------------------
Wm. Polk Carey..............................................            20,000(1)
George E. Stoddard..........................................                --
Warren G. Wintrub...........................................                --
Ralph F. Verni..............................................                --
Francis X. Diebold..........................................                --
Elizabeth P. Munson.........................................                --
Anne R. Coolidge............................................                --
Gordon F. DuGan.............................................                --
Directors & Executive Officers as a Group (20 persons)......            20,000

---------------
(1) These shares are owned by Carey Asset Management Corp.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Securities and Exchange Commission Regulations require the disclosure of the compensation policies applicable to executive officers in the form of a report by the compensation committee of the board of directors (or a report of the full board of directors in the absence of a compensation committee). As noted above, CPA(R):15 has no employees and pays no compensation. As a result, the board of directors has not considered compensation policy for employees and has not included a report with this Proxy Statement.

                              CERTAIN TRANSACTIONS

     Wm. Polk Carey, Chairman and Chief Executive Officer, is a member of CPA(R):15's Board of Directors. During 2001, CPA(R):15's advisor, Carey Asset Management Corp., a Delaware corporation and wholly owned subsidiary of W. P. Carey & Co. LLC, a Delaware limited liability company of which Wm. Polk Carey is Chairman of the Board and CEO, was retained by CPA(R):15 to provide advisory services in connection with identifying and analyzing prospective property investments as well as providing day-to-day management services to CPA(R):15. For the services provided to CPA(R):15, the advisor earns an asset management fee and a performance fee, each equal to a percentage of the average invested assets of CPA(R):15 for the preceding month, payable monthly. The payment of the performance fee, however, is subordinated to specified returns to shareholders. During 2001, no asset management and performance fees were earned by the advisor. In addition, during 2001 CPA(R):15 did not incur any structuring, development, acquisition or mortgage placement fees.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     From our inception, we have engaged the firm of PricewaterhouseCoopers LLP as our independent public accountants, and the Board of Directors has selected PricewaterhouseCoopers LLP as auditors for 2002.

     A representative of PricewaterhouseCoopers LLP will be available at the annual meeting to respond to questions.

                                 OTHER MATTERS

     Only one proxy statement is being delivered to multiple security holders who share an address unless we have received contrary instructions from one or more of the security holders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a security holder of a shared address to which a single copy was delivered. Also, security holders sharing an address may request a single copy of annual reports or proxy statements if they are currently receiving multiple copies. Such requests can be made by contacting Ms. Susan C. Hyde, W. P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, New York 10020, or calling 212-492-1100.

                                                                      APPENDIX A

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I. GENERAL

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

II. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

  Documents/Reports Review

     1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     3. Review the internal audit reports to management and management's response.

     4. Review with financial management and the independent auditors the quarterly report on Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

  Independent auditors

     5. Recommend to the Board of Directors the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence. The independent auditors are ultimately accountable to the Audit Committee and the Board.

     6. Review the performance of the independent auditors and if necessary, recommend to the Board the proposed discharge of the independent auditors when circumstances warrant.

     7. Review with the independent auditors, out of the presence of management, internal controls, the fullness and accuracy of the organization's financial statements and any management letter provided by the auditor and the Company's response to that letter.

  Financial Reporting Processes

     8. In consultation with the independent auditors and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

     9. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department.

     11. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  Process Improvement

     12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     13. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     14. Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     15. Review any significant disagreement among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

     16. Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

     17. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  Ethical and Legal Compliance

     18. Review activities, organizational structure and qualifications of the internal audit department.

     19. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

     20. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

     21. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

     22. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

                                 REVOCABLE PROXY
                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 11, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Corporate Property Associates 15 Incorporated appoints Gordon F. DuGan and Claude Fernandez, and each of them, with full power of substitution, as proxy to vote all shares of the undersigned in Corporate Property Associates 15 Incorporated at the Annual Meeting of shareholders to be held on June 11, 2002 and at any adjournment thereof, with like effect and as if the undersigned were personally present and voting, upon the following matters:

1.      Election of Directors for the One-Year Term Expiring in 2003
        [ ]    FOR all nominees listed below                      [ ]    WITHHOLD AUTHORITY
               (except as marked to the contrary below)                  (to vote for all nominees listed below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line though the nominee's name in the list below)

         Wm. Polk Carey      Francis X. Diebold      Elizabeth P. Munson
           George E. Stoddard      Ralph Verni      Warren G. Wintrub

2. Such other matters as may properly come before the meeting at the discretion of the proxy holders.

PROXIES WILL BE VOTED AS DIRECTED OR SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED (1) FOR THE NOMINATED DIRECTORS, (2) FOR OR AGAINST ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING AT THE DISCRETION OF THE PROXY HOLDER.

                                  Dated:                                  , 2002
                                         --------------------------------


                                  ---------------------------------------------
                                  Signature of Shareholder


                                  ---------------------------------------------
                                  Signature of Shareholder

                                  SIGNATURE(S) MUST CORRESPOND EXACTLY WITH
                                  NAME(S) AS IMPRINTED HEREON. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign